As filed with the U.S. Securities and Exchange Commission on September 5, 2019.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

AEGIS Value Fund

Class A (Ticker: AVFAX)

Class I (Ticker: AVALX)

SEMI-ANNUAL REPORT

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.aegisfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund (or your financial intermediary) electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

You may elect to receive all future reports in paper free of charge. You can inform the Fund (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

Shareholders’ Letter
(Unaudited)

July 12, 2019

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended June 30, 2019.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well- researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance

		Annualized
	Six Months	One Year	Three Year	Five Year	Ten Year	Since Inception Class I*	Since Inception Class A**
Aegis Value Fund Cl. I	12.76%	-10.70%	8.66%	0.54%	12.95%	9.22%	N/A
Aegis Value Fund Cl. A at NAV	12.62%	-10.90%	8.42%	0.31%	N/A	N/A	0.81%
Aegis Value Fund Cl. A W/Load	8.37%	-14.25%	7.06%	-0.45%	N/A	N/A	0.09%
Russell 2000 Value Index	13.47%	-6.24%	9.81%	5.39%	12.40%	7.72%	5.89%
Russell 2000 Index	16.98%	-3.31%	12.30%	7.06%	13.45%	7.26%	6.89%
S&P 500 Index	18.54%	10.42%	14.19%	10.71%	14.70%	6.73%	11.39%

*	May 15, 1998
**	February 26, 2014

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.52% and 1.53%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.50%, and 1.75%, respectively. Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2020. Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the maximum sales charge. If reflected, total return would be reduced.

Aegis Value Fund	Class I	Class A
Net Assets	$110.1 Million	$0.9 Million
NAV / Share	$17.41	$17.22
Net Expense Ratio*	1.50%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions per share	None	None

*	As reported in the Fund’s Prospectus dated April 30, 2019.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2019, the Fund Class I shares have posted a cumulative gain of 544.84%, compared to a cumulative gain of 381.06% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 339.23%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 295.87%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through June 30, 2019, the Fund Class A shares have posted a cumulative gain of 4.40% at net asset value, compared to a cumulative gain of 35.71% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 42.76%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 77.90%.

For the six-month period ending June 30, 2019 the Fund Class I shares gained 12.76%, underperforming the Russell 2000 Value Index, which increased 13.47%. The Russell 2000 Index gained 16.98% while the S&P 500 Index gained 18.54% over the same period. Fund performance was most positively impacted by one of its largest holdings, Fly Leasing (FLY). Shares of the global commercial passenger aircraft lessor soared nearly 65% in the first half of 2019 as both 2018 fourth quarter and 2019 first quarter results beat expectations. In total, Fly Leasing contributed an estimated 3.5% to Fund returns in the first half of 2019. The Fund’s investment in a portfolio of 13 precious metals mining companies generated strong overall returns, adding an estimated 7.0% to first half performance as gold rose nearly 10% over the period to a nearly six-year high above $1,400. Other investments with notable positive contributions to performance include Mercer Intl. (MERC), Strad, Inc. (SDY-TO) and Delta Apparel (DLA). As a group, investments in five energy exploration and production companies most negatively impacted first half performance detracting a combined 3.8%. Additionally, oil and gas frac-sand provider Source Energy (SHLE-TO) cost the Fund just over one percent. The Fund’s two base metal producer holdings, Amerigo Resources (ARG-TO) and Trevali Mining (TV-TO), also declined in the first half, with each detracting approximately one percent from returns.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the first half 2019 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2019

(Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and CDSC redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 – June 30, 2019, for the Aegis Value Fund Class I and Class A.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/19	Ending Account Value(1) 6/30/19	Expenses Paid During Period	Ending Account Value 6/30/19	Expenses Paid During Period
Aegis Value Fund – Class A	$1,000.00	$1,126.20	$9.23(2)	$1,016.12	$8.75(2)
Aegis Value Fund – Class I	$1,000.00	$1,127.60	$7.91(3)	$1,017.36	$7.50(3)

(1)

The ending account value is based on the total return of the Fund for the period January 1, 2019 to June 30, 2019 after expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2019 - 6/30/2019).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2019 - 6/30/2019).

Please see performance data disclosure on page 2.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $1,000,000 Investment in Aegis Value Fund – Class I
(assumes investment made on June 30, 2009)

Aegis Value Fund

Portfolio Characteristics

June 30, 2019

(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks			98.0%
Communication Services		4.1%
Diversified Telecommunication Services	4.1%
Consumer Discretionary		8.9%
Auto Components	0.1%
Hotels, Restaurants & Leisure	0.2%
Household Durables	2.5%
Specialty Retail	1.9%
Textiles, Apparel & Luxury Goods	4.2%
Energy		20.7%
Energy Equipment & Services	10.5%
Oil, Gas & Consumable Fuels	10.2%
Financials		4.8%
Banks	2.2%
Insurance	2.6%
Industrials		11.3%
Trading Companies & Distributors	11.3%
Materials		48.2%
Metals & Mining
Diversified Metals & Mining	7.6%
Gold, Silver & Precious Metals & Minerals	24.9%
Mining Services	4.1%
Paper & Forest Products	11.6%
Real Estate		0.0%
Real Estate Management & Development	0.0%
Warrants			0.5%
Materials		0.5%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.5%
Short-Term Investments			0.9%
United States Treasury Bills		0.9%
Other Assets in Excess of Liabilities			0.6%
Total Net Assets			100.0%

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2019

(Unaudited)

	Country	Shares	Value
Common Stocks — 98.0%
Communication Services — 4.1%
Diversified Telecommunication Services — 4.1%
Alaska Communications Systems Group, Inc.(1)		2,632,961	$4,502,363

Consumer Discretionary — 8.9%
Auto Components — 0.1%
Sypris Solutions, Inc.(1)		142,352	110,323
Hotels, Restaurants & Leisure — 0.2%
Luby’s, Inc.(1)		230,910	249,383
Household Durables — 2.5%
Natuzzi S.p.A. - SP ADR(1)(2)		10,984	26,581
Taylor Morrison Home Corp. - Class A(1)		127,700	2,676,592
			2,703,173
Specialty Retail — 1.9%
Citi Trends Inc.		145,640	2,129,257
Textiles, Apparel & Luxury Goods — 4.2%
Delta Apparel, Inc.(1)		201,203	4,663,885
Total Consumer Discretionary			9,856,021

Energy — 20.7%
Energy Equipment & Services — 10.5%
AKITA Drilling Ltd. - Class A	CAD	632,274	1,207,044
Aveda Transportation & Energy Services Inc.(1)(4)(6)(7)	CAD	1,798,280	549,282
Deep Down, Inc.(1)(3)		766,584	574,938
Parker Drilling Co.(1)		63,602	1,289,849
Source Energy Services Ltd.(1)	CAD	2,594,256	1,366,910
Strad, Inc.(1)(3)(5)	CAD	4,951,551	6,049,774
Wolverine Energy & Infrastructure, Inc.(1)(7)(8)	CAD	800,000	617,006
			11,654,803
Oil, Gas & Consumable Fuels — 10.2%
Bonanza Creek Energy, Inc.(1)		45,962	959,686
HighPoint Resources Corp.(1)		2,096,771	3,816,123
Lonestar Resources US, Inc. - Class A(1)		144,589	331,109
Penn Virginia Corp.(1)		85,809	2,632,620
Sundance Energy Australia Ltd.(1)(5)	AUD	18,330,948	3,582,630
			11,322,168
Total Energy			22,976,971

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2019

(Unaudited)

	Country	Shares	Value
Financials — 4.8%
Banks — 2.2%
Bank of Cyprus Holdings PLC(1)(5)	EUR	1,332,399	$2,412,413
Insurance — 2.6%
Conifer Holdings, Inc.(1)(3)		743,041	2,964,734
Total Financials			5,377,147

Industrials — 11.3%
Trading Companies & Distributors — 11.3%
AerCap Holdings NV(1)(2)		67,719	3,522,065
Fly Leasing Ltd. - ADR(1)(2)		518,271	9,023,098
Total Industrials			12,545,163

Materials — 48.2%
Metals & Mining — 36.6%
Diversified Metals & Mining — 7.6%
Amerigo Resources Ltd.(1)(3)	CAD	10,956,374	6,023,893
Solitario Zinc Corp.(1)		620,433	198,725
Trevali Mining Corp.(1)(3)	CAD	10,174,399	2,175,428
			8,398,046
Gold, Silver & Precious Metals & Minerals — 24.9%
Alio Gold Inc.(1)	CAD	2,488,507	1,919,279
Continental Gold, Inc.(1)	CAD	1,258,033	3,640,903
Dundee Precious Metals Inc.(1)(8)	CAD	1,428,162	5,322,004
GoldQuest Mining Corp.(1)	CAD	2,849,300	304,610
Guyana Goldfields, Inc.(1)	CAD	630,328	495,772
Leagold Mining Corp.(1)(8)	CAD	3,254,030	4,944,844
Lion One Metals Ltd.(1)	CAD	3,098,822	1,656,428
Minera Alamos Inc.(1)(3)(7)(8)	CAD	18,954,538	1,809,261
Orezone Gold Corp.(1)	CAD	2,922,312	1,428,185
Perseus Mining Ltd.(1)	CAD	5,780,054	2,295,161
Roxgold, Inc.(1)	CAD	1,779,418	1,467,505
SilverCrest Metals, Inc.(1)(8)	CAD	350,000	1,384,445
Superior Gold, Inc.(1)(5)	CAD	1,755,451	971,862
			27,640,259
Mining Services — 4.1%
Geodrill Ltd.(1)(3)(5)	CAD	3,841,782	4,517,845
Total Metals & Mining			40,556,150

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2019

(Unaudited)

	Country	Shares	Value
Paper & Forest Products — 11.6%
Conifex Timber, Inc.(1)	CAD	1,449,913	$1,206,831
Interfor Corp.(1)	CAD	247,603	2,635,704
Mercer International, Inc.		351,478	5,437,365
Resolute Forest Products, Inc.		500,323	3,602,325
Total Paper & Forest Products			12,882,225
Total Materials			53,438,375

Real Estate — 0.0%
Real Estate Management & Development — 0.0%
Public Service Properties Investments Ltd.(1)(4)(6)(7)	GBP	5,582	26,867

Total Common Stocks (Cost $123,654,320)			108,722,907

Warrants — 0.5%
Materials — 0.5%
Metals & Mining — 0.5%
Gold, Silver & Precious Metals & Minerals — 0.5%
Alio Gold / Rye Patch Gold Corp., Exercise Price: $3.44, 01/31/2020 (Acquired 01/18/2018; Cost $0)(4)(6)(7)(8)	CAD	240,000	275
Leagold Mining Corp., Exercise Price: C$3.70, 05/24/2020 (Acquired 03/06/2017 - 03/19/2018; Cost $0)(4)(6)(7)(8)	CAD	896,725	48,686
SilverCrest Metals, Inc., Exercise Price: C$3.00, 12/19/2019 (Acquired 11/30/2017; Cost $0)(4)(6)(7)(8)	CAD	175,000	502,262
Total Warrants (Cost $0)			551,223

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2019

(Unaudited)

	Shares	Value
Short-Term Investments — 0.9%
U.S. Treasury Bills — 0.9%
United States Treasury Bill, 2.006%, 7/30/2019(5)	1,000,000	$998,401
Total U.S. Treasury Bills		998,401

Total Short-Term Investments (Cost $998,401)		998,401

Total Investments — 99.4% (Cost $124,652,721)		110,272,531
Other Assets in Excess of Liabilities — 0.6%		696,727
Net Assets — 100.0%		$110,969,258

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Note 7.
(4)

Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees. At June 30, 2019, the value of these securities total $1,127,372 which represents 1.02% of total net assets.

(5)	Level 2 Securities.
(6)	Level 3 Securities. Value determined using significant unobservable inputs.
(7)	Illiquid Security.
(8)	144A Security.

ADR — American Depositary Receipt

S.p.A. — Limited share company

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets
Investments in unaffiliated secruities, at value (cost $96,536,465)	$86,156,658
Investments in affiliated securities*, at value (cost $28,116,256)	24,115,873
Total investments in securities, at value (cost $124,652,721)	110,272,531
Cash	968,918
Interest and dividends receivable	83,212
Receivable for investments securities sold	23,069
Receivable for fund shares sold	3,100
Prepaid assets	58,549
Total Assets	111,409,379
Liabilities
Payable for investment securities purchased	262,383
Payable for distribution fees	4,812
Payable for fund shares redeemed	7,462
Payable to investment adviser	102,856
Accrued trustee and chief compliance officer fees	8,135
Other payables	54,473
Total liabilities	440,121
Net Assets	$110,969,258
Net Assets consist of:
Paid-in capital	125,177,787
Total distributable earnings (deficit)	(14,208,529)
Net Assets	$110,969,258

Class A Shares
Net Assets	$901,049
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	52,339
Net asset value, redemption price per share	$17.22
Maximum offering price per share, after sales load ($17.22/.9625)**	$17.89

Class I Shares
Net Assets	$110,068,209
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	6,322,798
Net asset value per share, redemption price and offering price per share	$17.41

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Operations

For the Six Months Ended June 30, 2019

(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$179,860
Interest income	32,699
Total investment income	212,559
Expenses
Investment advisory fees (Note 3)	659,277
Fund servicing fees	69,709
Transfer agent & custody fees	65,482
Printing and postage fees	8,607
Registration fees	24,147
Director & chief compliance officer fees	18,208
Audit fees	11,692
Insurance fees	12,607
Legal fees	29,981
Total Gross Expenses	899,710
Expenses waived (Note 3)	(74,900)
Expenses recouped (Note 3)	526
Net Expenses	825,336
Net Investment Loss	(612,777)
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) from:
Investments in unaffiliated companies	1,183,766
Investments in foreign currency	(3,504)
Net realized gain on investments and foreign currency transactions	1,180,262
Change in unrealized appreciation/depreciation on:
Investments in unaffiliated companies	13,392,370
Investments in affiliated companies (Note 7)	(1,360,347)
Investments in foreign currency	598
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	12,032,621
Net realized and unrealized gain on investments and foreign currency translations	13,212,883
Net increase in net assets resulting from operations	$12,600,106

#	Net of foreign taxes withholding of $13,456.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations:
Net investment loss	$(612,777)	$(754,675)
Net realized gain on investments and foreign currency transactions	1,180,262	17,042,264
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	12,032,621	(37,311,141)
Net increase (decrease) in net assets resulting from operations	12,600,106	(21,023,552)
Distributions
Net dividends and distributions to shareholders - Class A	—	(38,060)
Net dividends and distributions to shareholders - Class I	—	(5,816,716)
Net decrease in assets resulting from distributions paid	—	(5,854,776)
Capital share transactions
Subscriptions - Class A	443,852	556,811
Subscriptions - Class I	5,329,812	29,829,077
Distributions reinvested - Class A	—	33,299
Distributions reinvested - Class I	—	4,498,044
Redemptions - Class A	(279,768)	(339,567)
Redemptions - Class I	(5,488,996)	(39,995,283)
Net increase (decrease) in net assets resulting from capital share transactions	4,900	(5,417,619)
Total increase (decrease) in net assets	12,605,006	(32,295,947)

Net Assets
Beginning of period	98,364,252	130,660,199
End of period	$110,969,258	$98,364,252

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Share information – Class A
Subscriptions	26,158	27,900
Distributions reinvested	—	2,011
Redemptions	(15,942)	(17,202)
Net increase in shares	10,216	12,709
Beginning shares	42,123	29,414
Ending shares	52,339	42,123

Share information – Class I
Subscriptions	310,112	1,478,568
Distributions reinvested	—	269,022
Redemptions	(315,437)	(2,033,175)
Net decrease in shares	(5,325)	(285,585)
Beginning shares	6,328,123	6,613,708
Ending shares	6,322,798	6,328,123

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A

Financial Highlights

The table below sets forth financial data for a share outstanding in Class A throughout each period:

	For the Six Months Ended June 30,		Years Ended December 31,
	2019		2018		2017	2016	2015	2014*
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$15.29		$19.53		$16.67	$9.92	$13.09	$21.29
Income from investment operations:
Net investment loss(1)	(0.12)		(0.15)		(0.27)	(0.20)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments	2.05		(3.14)		3.13	7.18	(3.07)	(5.26)
Total from investment operations	1.93		(3.29)		2.86	6.98	(3.17)	(5.42)
Less distributions to shareholders from:
Net investment income	—		—		—	(0.23)	—	—
Net realized capital gains	—		(0.95)		—	—	—	(2.78)
Total distributions	—		(0.95)		—	(0.23)	—	(2.78)
Net asset value, end of period	$17.22		$15.29		$19.53	$16.67	$9.92	$13.09
Total investment return(2)	12.62	%(3)	(17.20)%		17.16%	70.41%	(24.22)%	(26.01	)%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.75	%(4)	1.75%		1.75%	1.75%	1.75%	1.75	%(4)
Expenses before reimbursement/recapture and fees paid	1.64	%(4)	1.53%		1.70%	1.76%	1.78%	1.79	%(4)
Net investment loss	(1.36	)%(4)	(0.75	)%(6)	(1.62)%	(1.35)%	(0.67)%	(1.04	)%(4)
Portfolio turnover(5)	15	%(3)	62%		15%	37%	30%	32	%(3)
Net assets at end of period (000’s)	$901		$644		$575	$4,590	$140	$258

(1)	Per share net investment loss was calculated prior to tax adjustment, using average shares method.
(2)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is 8.37%, -20.30%, 12.76%, 63.97%, -27.06% and -28.79%, respectively.
(3)	Not annualized
(4)	Annualized
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Resolute Forest Products, Inc. paid a special dividend on 12/6/18 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.21)% for Class A.
*	For the period from February 26, 2014 (commencement of operations) to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I

Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each period:

	For the Six Months Ended June 30,		Years Ended December 31,
	2019		2018		2017		2016		2015	2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$15.44		$19.67		$16.76		$9.96		$13.12	$21.28
Income from investment operations:
Net investment loss(1)	(0.10)		(0.11)		(0.22)		(0.15)		(0.05)	(0.15)
Net realized and unrealized gain (loss) on investments	2.07		(3.17)		3.13		7.19		(3.11)	(5.23)
Total from investment operations	1.97		(3.28)		2.91		7.04		(3.16)	(5.38)
Less distributions to shareholders from:
Net investment income	—		—		—		(0.24)		— (2)	—
Net realized capital gains	—		(0.95)		—		—		—	(2.78)
Total distributions	—		(0.95)		—		(0.24)		—	(2.78)
Net asset value, end of period	$17.41		$15.44		$19.67		$16.76		$9.96	$13.12
Total investment return	12.76	%(4)	(17.02	)%(3)	17.36	%(3)	70.81	%(3)	-24.00%	-25.82	%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.50	%(5)	1.50%		1.50%		1.50%		1.50%	1.46%
Expenses before reimbursement/ recapture and fees paid	1.64	%(5)	1.52%		1.53%		1.50%		1.53%	1.47%
Net investment loss	(1.11	)%(5)	(0.57	)%(7)	(1.31)%		(1.10)%		(0.42)%	(0.76)%
Portfolio turnover(6)	15	%(4)	62%		15%		37%		30%	32%
Net assets at end of period (000’s)	$110,068		$97,720		$130,086		$138,840		$103,529	$160,507

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)	Less than 0.01 per share.
(3)

Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	Not annualized
(5)	Annualized
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)	Resolute Forest Products, Inc. paid a special dividend on 12/6/18 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% for Class I.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2019

(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,502,363	$—	$—	$4,502,363
Consumer Discretionary	9,856,021	—	—	9,856,021
Energy	12,795,285	9,632,404	549,282	22,976,971
Financials	2,964,734	2,412,413	—	5,377,147
Industrials	12,545,163	—	—	12,545,163
Materials	47,948,668	5,489,707	—	53,438,375
Real Estate	—	—	26,867	26,867
Warrants
Materials	—	—	551,223	551,223
Short-Term Investments
U.S. Treasury Bills	—	998,401	—	998,401
Total	$90,612,234	$18,532,925	$1,127,372	$110,272,531

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30, 2019:

Investments	Fair Value as of 6/30/2019	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Alio Gold / Rye Patch Gold Corp., Exercise Price: $3.44, 01/31/2020	$275	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0011

Aveda Transportation & Energy Services Inc.	$549,282	Fair Valuation by Advisor	Merger Agreement and Stale Last Trade Price	N/A	$0.3054

Leagold Mining Corp., Exercise Price: C$3.70, 05/24/2020	$48,686	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0543

Public Service Properties Investments Ltd.	$26,867	Issuer Press Release and Stale Last Trade Price	Net Asset Value or Liquidation Value	N/A	$4.8131

SilverCrest Metals, Inc., Exercise Price: C$3.00, 12/19/2019	$502,262	Black Scholes Option Pricing Model	Pricing Model	N/A	$2.8701

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2019:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning Balance as of 12/31/18	$586,541
Unrealized gain included in earnings	540,831
Ending Balance as of 6/30/2019	$1,127,372
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$540,831

During the period ended June 30, 2019, there were no transfers into or out of Level 3 for the Fund.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

Notes to Financial Statements

June 30, 2019

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Notes to Financial Statements

June 30, 2019

(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2019 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the six months ended June 30, 2019, the Fund incurred $659,277 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2020, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2019, the Advisor waived fees in the amount of $74,374, Class A recouped $526 and Class I waived $74,900.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of June 30, 2019, there was $172,341 of fees available to be recovered no later than June 30, 2022, of which, $24,395, $40,690 and $107,256 are recoverable no later than June 30, 2020, 2021 and 2022, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $40,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such

Notes to Financial Statements

June 30, 2019

(Unaudited)

4. Distribution and Service Plan – (continued)

parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares did not incur any expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2019.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the six months ended June 30, 2019.

	Purchases	Sales
Aegis Value Fund	$17,291,551	$15,592,135

6. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$121,040,512
Unrealized appreciation of Investments	8,887,517
Unrealized depreciation of Investments	(35,569,782)
Net unrealized depreciation	(26,682,265)
Unrealized depreciation of foreign currency	(196)
Undistributed ordinary income	—
Undistributed long term gain	118,761
Distributable earnings (deficit)	118,761
Other accumulated loss	(244,935)
Total accumulated loss	$(26,808,635)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

Notes to Financial Statements

June 30, 2019

(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, and qualified late-year loss deferrals.

As of December 31, 2018, the Fund did not have any capital loss carryforwards. The Fund utilized $5,795,788 in short-term capital loss carryovers and $2,151,396 in long-term capital loss carryovers during the year ended December 31, 2018.

At December 31, 2018, the Fund deferred, on a tax basis, $244,935 in qualified late year losses.

The tax components of dividends paid during the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
Aegis Value Fund	$—	$5,854,776	$—	$—

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2015 through December 31, 2018. As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements

June 30, 2019

(Unaudited)

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Fund as of June 30, 2019 amounted to $24,115,873, representing 21.73% of net assets. A summary of affiliated transactions for the period ended June 30, 2019 is as follows:

	Share Balance December 31, 2018	Additions	Deductions	Share Balance June 30, 2019
Amerigo Resources Ltd.	10,956,374	—	—	10,956,374
Conifer Holdings, Inc.	743,041	—	—	743,041
Deep Down, Inc.	766,584	—	—	766,584
Geodrill Ltd.	3,841,782	—	—	3,841,782
Strad Inc.***	4,828,217	123,334	—	4,951,551
Minera Alamos Inc.**	5,857,889	13,096,649	—	18,954,538
Trevali Mining Corp.**	7,391,317	2,783,082	—	10,174,399

	Value December 31, 2018	Acquisitions	Dispositions
Amerigo Resources Ltd.	$7,142,670	$—	$—
Conifer Holdings, Inc.	2,600,643	—	—
Deep Down, Inc.	647,763	—	—
Geodrill Ltd.	3,995,993	—	—
Strad Inc.***	4,456,163	127,828	—
Minera Alamos Inc.**	386,178	1,000,853	—
Trevali Mining Corp.**	2,246,848	877,739	—
Total	$21,476,258	$2,006,420	$—

	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value June 30, 2019	Dividend Income
Amerigo Resources Ltd.	$—	$(1,118,777)	$6,023,893	$—
Conifer Holdings, Inc.	—	364,091	2,964,734	—
Deep Down, Inc.	—	(72,825)	574,938	—
Geodrill Ltd.	—	521,852	4,517,845	—
Strad Inc.***	—	1,465,783	6,049,774	—
Minera Alamos Inc.**	—	422,230	1,809,261	—
Trevali Mining Corp.**	—	(949,159)	2,175,428	—
Total	$—	$633,195	$24,115,873	$—

Notes to Financial Statements

June 30, 2019

(Unaudited)

7. Investments in Affiliated Companies* – (continued)

*

As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

**	These securities were not affiliated as of December 31, 2019.
***	Strad Energy Services Ltd. changed its name to Strad Inc. effective June 5, 2019.

8. Regulatory Matters

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has adopted these amendments as currently required and these are reflected in the Fund’s financial statements and related disclosures. Certain prior year information has been adjusted to conform with these amendments.

9. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2019, events and transactions subsequent to June 30, 2019 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 6, 2019, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis Value Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed.

Other Information

(Unaudited)

In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services. The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel. On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.

B. The Investment Performance of the Fund

In connection with its review, the Trustees reviewed information prepared by AFC and USBFS comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2018). The Trustees also considered the Fund’s active share analysis prepared by AFC and active share percentage comparison with comparable funds, as well as portfolio manager tenure and manager ownership level comparisons of the Fund and funds in the small cap value universe.

The Trustees noted that during the one-year period ending December 31, 2018, the Fund’s Class I shares returned -16.98%, and the Class A Share returned -17.20% without load, -20.30% with load. Its index benchmark, the Russell 2000 Value Index, returned -12.86% during the same period. For the three-year period ending December 31, 2018, the Class I Share had an average annual total return of 18.49%, and the Class A Share returned 18.24% without load, 16.73% with load. The average three-year annual total return for the Russell 2000 Value Index was 7.37%. For the five-year period, the Class I Share had an average annual total return of -1.29%, versus the average annual total return for the index of 3.61%. For the ten-year period, the Class I Share had an average annual total return of 14.20%, versus the average annual total

Other Information

(Unaudited)

return for the index of 10.40%. From inception on May 15, 1998 through December 31, 2018, the Class I Share has returned an average annual total return of 8.82% versus 7.25% for the index. From inception on February 26, 2014 through December 31, 2018, the Class A share (without load) returned -1.55%, and the Class A shares (with load) returned -2.33%, compared to the Russell 2000 Value Index, which returned 3.77% for the same period.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability and Other Benefits

The Trustees reviewed AFC’s draft fiscal year 2018 income statement and balance sheet. They considered information provided by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.

The Trustees determined that the Adviser’s profitability and other benefits, including soft dollars, to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D. Economies of Scale

The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints. The Trustees noted that, from January 2018 to December 2018, the assets of the Fund decreased from $121 million to $102 million and that the Adviser continues to reimburse expenses to the Fund under the Expense Limitation Agreement.

The Trustees determined that the Fund would have to show substantial growth in assets before any material economies of scale would be achieved and that under the current circumstances changes to the advisory fee arrangement were not warranted at this time.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio, and considered whether the fee was reasonable in light of the services provided and the fees charged by other advisers to the 393 small

Other Information

(Unaudited)

cap value funds currently tracked by Morningstar (“Peer Group Funds”). In evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.

The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2018 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.50% for Class I shares. They considered information reflecting that the Class I shares’ actual gross expenses for the year ended December 31, 2018 were approximately 1.52%, and for the year ended December 31, 2017 were 1.53% of average daily net assets. They considered information reflecting that other expenses for Class A shares were capped at 0.55%, for a total net expense ratio of 1.75% for Class A shares. They considered information showing that the Class A shares’ actual gross expenses for the year ended December 31, 2018 were approximately 1.53% and for the year ended December 31, 2017 were 1.70%. During 2018, AFC was able to recoup some of the expenses waived from the Fund Class A shares as its gross expense ratio 1.53% was lower than the 1.75% expense limit. They noted that the expenses of the Class I and Class A shares above the respective caps are paid by AFC under the Expense Limitation Agreement between the Fund and AFC. AFC reimbursed the Fund $21,165, $39,941, and $6,001 in 2018, 2017, and 2016 respectively.

The Trustees considered information showing that the median gross expense ratio of the Peer Group Funds is 1.29%, and that the median net expense ratio of the Peer Group Funds is 1.19%. They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.80%, with an average size of the funds being $309.0 million. They also considered information showing that the range of net expense ratios (less 12b-1) for the Peer Group Funds was between 0.06% and 1.96%, and that the range of advisory fees for the Peer Group Funds was between 0.02% and 1.25%. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided by the Adviser to those accounts and to the Fund.

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the services provided by AFC, and concluded that the Fund’s overall expense ratio was reasonable.

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

The Aegis Funds

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virgina 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2016.

(2) Certification the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	9/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	9/4/2019

By	/s/ Justin P. Harrison
Justin P. Harrison, Treasurer

Date	9/4/2019